                                  EXHIBIT 24.1
                                  ------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                         /s/ John M. Lillie
                                         ------------------
                                             John M. Lillie

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Maryellen B. Cattani, Peter A. V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 15, 1995



                                          /s/ L. Dale Crandall
                                          --------------------
                                              L. Dale Crandall

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                          /s/ William J. Stuebgen
                                          -----------------------
                                              William J. Stuebgen

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                          /s/ Charles S. Arledge
                                          ----------------------
                                              Charles S. Arledge

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 5, 1995



                                          /s/ John H. Barr
                                          ----------------
                                              John H. Barr

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                          /s/ Tully Friedman
                                          ------------------
                                           Tully M. Friedman

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                          /s/ Joji Hayashi
                                          ----------------
                                              Joji Hayashi

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 15, 1995



                                         /s/ F. Warren Hellman
                                         ---------------------
                                             F. Warren Hellman

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995


                                           /s/ Toni Rembe
                                           --------------
                                               Toni Rembe

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                         /s/ Timothy J. Rhein
                                         --------------------
                                             Timothy J. Rhein

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                         /s/ Forrest N. Shumway
                                         ----------------------
                                             Forrest N. Shumway

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                         /s/ G. Craig Sullivan
                                         ---------------------
                                             G. Craig Sullivan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints L. Dale Crandall, Maryellen B. Cattani, Peter A.
V. Huegel and Timothy J. Windle, jointly and severally, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all of the offices and capacities with the Registrant, as shown below, to execute for him or her on his or her behalf any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and their substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Date:  May 16, 1995



                                         /s/ Barry L. Williams
                                         ---------------------
                                             Barry L. Williams